BLUE BIRD ANNOUNCES NON-CASH ADJUSTMENTS TO
FISCAL 2016 THIRD QUARTER RESULTS

Fort Valley, GA, August 16, 2016 – Blue Bird Corporation (“Blue Bird”) (Nasdaq: BLBD), the leading independent designer and manufacturer of school buses, announced today that it is adjusting its fiscal 2016 third quarter results that were presented in last week’s earnings press release and conference call.

On August 4, 2016, Blue Bird issued a press release and filed a Form 8-K announcing preliminary financial results for the third quarter and nine months ended July 2, 2016. As noted as a possibility during the earnings conference call, Blue Bird subsequently identified necessary adjustments to the recognition of non-cash compensation expense relating to amounts due but unpaid associated with the Phantom Award Plan participants and the June 2016 change in control transaction. This payment will be funded by a contribution from Blue Bird's former majority stockholder.

The following table presents the impact of the non-cash adjustments to the GAAP operating results for the fiscal 2016 third quarter. Note that the previously reported non-GAAP financial measures do not change as the adjustments only impact the items to reconcile from GAAP to the non-GAAP financial measures. A full reconciliation of adjustments follows this press release.

(in thousands except for share data)	Form 8-K filed August 4, 2016	Adjustments	Form 10-Q to be filed
Three Months Ended July 2, 2016	(unaudited)	(unaudited)	(unaudited)
Selling, general and administrative expenses	$44,150	$1,355	$45,505
Operating profit	2,658	(1,355)	1,303
(Loss) income before income taxes	(1,375)	(1,355)	(2,730)
Income tax expense	(1,085)	198	(887)
Net (loss) income from continuing operations	(1,764)	(1,157)	(2,921)
Net (loss) income	(1,777)	(1,157)	(2,934)

Per Share Amounts
Basic earnings (loss) per share	$(0.13)	$(0.05)	$(0.18)
Diluted earnings (loss) per share	(0.13)	(0.05)	(0.18)

About Blue Bird Corporation

Blue Bird is the leading independent designer and manufacturer of school buses, with more than 550,000 buses sold since its formation in 1927 and approximately 180,000 buses in operation today. Blue Bird’s longevity and reputation in the school bus industry have made it an iconic American brand. Blue Bird distinguishes itself from its principal competitors by its singular focus on the design, engineering, manufacture and sale of school buses and related parts. As the only manufacturer of chassis and body production specifically designed for school bus applications, Blue Bird is recognized as an industry leader for school bus innovation, safety, product quality/reliability/durability, operating costs and drivability. In addition, Blue Bird is the market leader in alternative fuel applications with its propane-powered and compressed natural gas-powered school buses. Blue Bird manufactures school buses at two facilities in Fort Valley, Georgia. Its Micro Bird joint venture operates a manufacturing facility in Drummondville, Quebec, Canada. Service and after-market parts are distributed from Blue Bird’s parts distribution center located in Delaware, Ohio.

Forward Looking Statements

This press release includes forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations for future financial performance, business strategies or expectations for our business. Specifically, forward-looking statements include statements in this press release regarding guidance, seasonality, product mix and gross profits and may include statements relating to:

•	Inherent limitations of internal controls impacting financial statements

•	Growth opportunities

•	Future profitability

•	Ability to expand market share

•	Customer demand for certain products

•	Economic conditions that could affect fuel costs, commodity costs, industry size and financial conditions of our dealers and suppliers

•	Labor or other constraints on the Company’s ability to maintain a competitive cost structure

•	Volatility in the tax base and other funding sources that support the purchase of buses by our end customers

•	Lower or higher than anticipated market acceptance for our products

•	Other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions

These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. The factors described above, as well as risk factors described in reports filed with the SEC by us (available at www.sec.gov), could cause our actual results to differ materially from estimates or expectations reflected in such forward-looking statements.

Contact:
Mark Benfield
Investor Relations & New Business Development
(478) 822-2315
Mark.Benfield@blue-bird.com

Reconciliation of Adjustments
(in thousands except for share data)	Form 8-K filed August 4, 2016	Adjustments	Form 10-Q to be filed
	(unaudited)	(unaudited)	(unaudited)
Consolidated Statements of Financial Condition
July 2, 2016
Deferred tax asset - current	$7,039	$342	$7,381
Deferred tax asset - long-term	7,521	(144)	7,377
Total Assets	310,054	198	310,252
Additional paid-in capital	38,942	1,355	40,297
Accumulated deficit	(138,476)	(1,157)	(139,633)
Total stockholder's deficit	(99,249)	198	(99,051)
Total liabilities and stockholder's deficit	310,054	198	310,252

October 3, 2015
Deferred tax asset - long-term	$15,055	$411	$15,466
Total Assets	266,314	411	266,725
Accumulated deficit	(135,756)	411	(135,345)
Total stockholder's deficit	(121,641)	411	(121,230)
Total liabilities and stockholder's deficit	266,314	411	266,725

Consolidated Results of Operations
Three Months Ended July 2, 2016
Selling, general and administrative expenses	$44,150	$1,355	$45,505
Operating profit	2,658	(1,355)	1,303
(Loss) income before income taxes	(1,375)	(1,355)	(2,730)
Income tax expense	(1,085)	198	(887)
Net (loss) income from continuing operations	(1,764)	(1,157)	(2,921)
Net (loss) income	(1,777)	(1,157)	(2,934)

Per Share Amounts
Basic earnings (loss) per share	$(0.13)	$(0.05)	$(0.18)
Diluted earnings (loss) per share	(0.13)	(0.05)	(0.18)

Nine Months Ended July 2, 2016
Selling, general and administrative expenses	$79,974	$1,355	$81,329
Operating profit	10,701	(1,355)	9,346
(Loss) income before income taxes	(1,901)	(1,355)	(3,256)
Income tax expense	(2,267)	198	(2,069)
Net (loss) income from continuing operations	(2,674)	(1,157)	(3,831)
Net (loss) income	(2,720)	(1,157)	(3,877)

Per Share Amounts
Basic earnings (loss) per share	$(0.27)	$(0.05)	$(0.32)
Diluted earnings (loss) per share	(0.27)	(0.05)	(0.32)

Consolidated Statements of Cash Flows
Nine Months Ended July 2, 2016
Net loss	$(2,720)	$(1,157)	$(3,877)
Unfunded portion of Phantom Equity Plan	—	1,355	1,355
Deferred taxes	8,659	(198)	8,461
Total adjustments	23,981	1,157	25,138

Reconciliation of Adjustments
(in thousands except for share data)	Form 8-K filed August 4, 2016	Adjustments	Form 10-Q to be filed
	(unaudited)	(unaudited)	(unaudited)
Non-GAAP Measures (1)
Three Months Ended July 2, 2016
Special compensation payment (2)	$15,757	$1,355	$17,112

Nine Months Ended July 2, 2016
Special compensation payment (2)	$15,757	$1,355	$17,112

(1) The non-GAAP financial measures do not change as the adjustments only impact the items to reconcile from GAAP to the non-GAAP financial measures.
(2) We made a $15.7 million special compensation payment to the Phantom Award Plan participants, which was primarily funded by a contribution from our former majority shareholder concurrent with the change in control transaction in June 2016. An additional $1.4 million payment remains due, which will also be funded by a contribution from our former major stockholder.

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